                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 1998


                           DISCOVER CARD TRUST 1991 D
             (Exact name of Registrant as specified in its charter)


Delaware                        0-19734                      Not Applicable
--------                        -------                      --------------
(State of                       (Commission                  (IRS Employer
organization)                   File Number)                 Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                           19720
-------------------------------------------------------
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826


                                 Not Applicable
                 ----------------------------------------------
                 (Former address, if changed since last report)






                                  Page 1 of 15
                         Index to Exhibits is on page 4

Item 5.  Other Events

On September 15, 1998 the Registrant made available the Monthly
Certificateholders' Statement for the Due Period of August 1998, which is attached as Exhibit 21 hereto.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.    Description
-----------    -----------
21             Monthly Certificateholders' Statement for Discover Card Trust
               1991 D related to the Due Period ending August 31, 1998.

                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   DISCOVER CARD TRUST 1991 D
                                         (Registrant)

                                   By: DISCOVER RECEIVABLES FINANCING
                                       GROUP, INC.
                                       as originator of the Trust


                                   By:           Richard W. York
                                      -----------------------------------------
                                      Richard W. York
                                      Vice President


Date: September 15, 1998

                                        EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
21             Monthly Certificateholders' Statement for Discover Card Trust
               1991 D related to the Due Period ending August 31, 1998.